DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 18:-	DERIVATIVE INSTRUMENTS

The Group enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than the U.S. dollar. The Company currently hedges such future exposures for a maximum period of one year. However, the Company may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial other income or expense. The Company does not enter into derivative transactions for trading purposes.

The Group had a net deferred gain (loss) associated with cash flow hedges of $ 822 and $ (240) recorded in other comprehensive income as of December 31, 2010 and 2011, respectively. As of December 31, 2011, the hedged transactions are expected to occur within twelve months.

The Group entered into forward contracts to hedge the fair value of assets denominated in New Israeli Shekels that did not meet the requirement for hedge accounting. The Company measured the fair value of the contracts in accordance with ASC 820 at level 2. The net gains recognized in "financial and other expenses, net" during 2010 and 2011 were $ 200 and $ 187, respectively.

As of December 31, 2010 and 2011, the Group had outstanding forward contracts in the amount of $ 13,125 and $ 19,100, respectively.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the years ended December 31, 2010 and 2011, are summarized below:

Foreign exchange forward and		December 31,
options contracts	Balance sheet	2010		2011

Fair value of foreign exchange forward contracts	"Other receivables and prepaid expenses"		$822	$
	"Other payables and accrued expenses"	$			$(240)

Gains (losses) recognized in OCI (effective portion)	"Other comprehensive income"		$724		$(1,062)

The effect of derivative instruments in cash flow hedging relationship on income for the years ended December 31, 2010 and 2011 is summarized below:

Foreign exchange forward and	Statements of	Year ended December 31,
options contracts	operations	2010	2011

Gain (loss) on derivatives recognized in OCI	"Operating expenses"	$1,316	$(205)

Gain recognized in income on derivatives (effective portion)	"Operating expenses"	$592	$857